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                                                            EXHIBIT 23.01




                            INDEPENDENT AUDITORS' CONSENT




          The Board of Directors
          Ceridian Corporation:


          We consent to the use of our reports incorporated herein by reference and to the reference to our firm in
          Part II, Item 5 of this Registration Statement.




                                        KPMG Peat Marwick LLP




          Minneapolis, Minnesota
          June 30, 1998
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